UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  12/24/2012

INNOSPEC INC.
(Exact name of registrant as specified in its charter)

Commission File Number:  1-13879

Delaware	98-0181725
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

8375 South Willow Street, Littleton, Colorado, 80124
(Address of principal executive offices, including zip code)

303-792-5554
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events

On January 7, 2013, Innospec Inc. announced that it had acquired Strata Control Services Inc., a private company in the oilfield specialties business, as of December 24, 2012. A copy of the press release announcing the acquisition is furnished as Exhibit 99.1 to this report.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INNOSPEC INC.

Date: January 08, 2013	By:	/s/ David E. Williams
David E. Williams
Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
EX-99.1	Press Release dated January 7, 2013: "Innospec Expands Oilfield Specialties Business with Acquisition of Strata Control Services Inc."